POWER OF ATTORNEY

    FOR REPORTING UNDER SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934 ON BEHALF OF DIRECTORS AND EXECUTIVE OFFICERS OF WHITE RIVER CAPITAL, INC.

The undersigned, Daniel W. Porter, hereby constitutes and appoints Mark R. Ruh or Martin A. Szumski as the undersigned's true and lawful attorney-in-fact and agent, from the date hereof until such authority is terminated by me in writing, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any Form 3- Initial Statement of Beneficial Ownership of Securities, Form 4 - Statement of Changes in Beneficial Ownership of Securities, Form 5 - Amended Statement of Changes in Beneficial Ownership or Form ID -Uniform Application for Access Codes to File on EDGAR required to be filed by the undersigned with respect to the undersigned's beneficial ownership of securities of White River Capital, Inc. (the "Company"), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any exchange or similar authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Executed as of this 13th day of November, 2006.

                                    /s/ Daniel W. Porter
                                    -------------------------------------------
                                    Signature

                                    Daniel W. Porter
                                    -------------------------------------------
                                    Printed Name

STATE OF NEW YORK   )
                    )SS.
COUNTY OF NEW YORK  )

Before me, the undersigned Notary Public in and for said State and County, personally appeared Daniel Porter, and acknowledged to me to be the person who executed the foregoing Power of Attorney as his/her act and deed.


                                    /s/ Laura S. Schwed
                                    -------------------------------------------
                                    Notary Public

                                    Laura S. Schwed
                                    -------------------------------------------
                                    Printed Name

                                    My Commission Expires:     5/31/2010